Note 16. Financial Instruments and Financial Risk	12 Months Ended
Oct. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Text Block]
16.    Financial Instruments and Financial Risk

Derivative instruments

The Company uses foreign currency forward exchange contracts to manage its foreign exchange risk. The Company enters into foreign exchange contracts to hedge anticipated U.S. dollar denominated sales that are expected to occur over its planning cycle, typically no more than 18 months into the future.  If the derivative is designated as a cash flow hedge, the effective portions of the hedge gain or loss is initially reported as a component of accumulated other comprehensive income and subsequently reclassified into revenues when the hedged exposure affects earnings.  Any ineffective portions of related gain or loss is recorded in earnings immediately.  The Company also uses short-term foreign currency forward exchange contracts to hedge the revaluations of the foreign currency balances which have not been designated as hedges. Derivatives not designated as hedges are recorded at fair value on the consolidated statement of financial position, with any changes in the mark to market being recorded in the consolidated statement of operations.

The Company has identified embedded derivatives in certain of its supply contracts as a result of the currency of the contract being different from the functional currency of the parties involved.  Changes in the fair value of the embedded derivatives are recognized in the consolidated statements of operations.

The Company does not use derivatives for trading or speculative purposes and is not a party to leveraged derivatives.  See further discussion of derivative financial instruments in Note 2, Summary of Significant Accounting Policies.

The following table provides the fair value of all Company derivative instruments:

As of October 31	2012	2011
	Fair Value	Fair Value
Assets
Embedded derivatives(a)	$10	$11,584
Foreign currency forward contracts under cash flow hedges(b)	$195	$88
Foreign currency forward contracts not under hedging relationships(c)	$-	$183
Liabilities
Embedded derivatives(a)	$814	$370
Foreign currency forward contracts under cash flow hedges(b)	$60	$57
Foreign currency forward contracts not under hedging relationships(c)	$-	$148

(a) As of October 31, 2012 and October 31, 2011, total notional amounts for the Company’s certain supply contracts identified for embedded derivatives were approximately $49 million and $300 million, respectively.

(b) As of October 31, 2012 and October 31, 2011, total notional amounts for the Company’s foreign currency forward contracts under cash flow hedges were approximately $33 million and $36 million, respectively.

(c) As of October 31, 2012 and October 31, 2011, total notional amounts for the Company’s foreign currency forward contracts not under hedging relationships were approximately $nil and $13 million, respectively.

The following table summarizes the activities of the Company’s derivative instruments:

Years ended October 31	2012	2011	2010
Realized (gain) loss on foreign currency forward contracts under cash flow hedges	$(561)	$219	$-
Unrealized gain (loss) on foreign currency forward contracts under cash flow hedges	$639	$(55)	$-
Realized (gain) loss on foreign currency forward contracts not under cash flow hedges	$(482)	$(327)	$-
Unrealized (loss) gain on foreign currency forward contracts not under cash flow hedges	$(79)	$10	$-
Unrealized (loss) gain on embedded derivatives recorded in change in fair value of embedded derivatives(a)	$(12,020)	$2,649	$13,050
Reclassification of realized gain recorded in OCI relating to net investment hedge	$-	$-	$(146,638)
Unrealized gain recorded in OCI relating to net investment hedges	$-	$-	$(2,400)

(a) Excludes unrealized loss for embedded derivatives related to the discontinued operations of $0.5 million for the year ended October 31, 2010.

Credit risk

Certain of the Company’s financial assets, including cash and cash equivalents, are exposed to credit risk. The Company may, from time to time, invest in debt obligations and commercial paper of governments and corporations. Such investments are limited to those issuers carrying an investment-grade credit rating.  In addition, the Company limits the amount that is invested in issues of any one government or corporation.

The Company is also exposed, in its normal course of business, to credit risk from its customers. As of October 31, 2012, accounts receivable is net of an allowance for uncollectible accounts of $0.2 million (October 31, 2011 ― $0.2 million).

Credit risk on financial instruments arises from the potential for counterparties to default on their contractual obligations to the Company. The Company is exposed to credit risk in the event of non-performance, but does not anticipate non-performance by any of the counterparties to its financial instruments.  The Company limits its credit risk by dealing with counterparties that are considered to be of high credit quality.  In the event of non-performance by counterparty, the carrying value of the Company’s financial instruments represents the maximum amount of loss that would be incurred.

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in satisfying its financial obligations as they become due.  The Company manages its liquidity risk by forecasting cash flows from operations and anticipated investing and financing activities.  The Company has cash and cash equivalent totaling $109.4 million (October 31, 2011 ― $74.0 million), cash generated by the operations and the credit facilities which are sufficient to honor its financial obligations.

Valuation methods and assumptions for fair value measurements

Cash and cash equivalents, accounts receivable, notes receivable, income taxes recoverable, accounts payable, accrued liabilities, and income taxes payable have short periods to maturity and the carrying values contained in the consolidated statements of financial position approximate their estimated fair values.

Fair value hierarchy

The fair value of the Company’s financial instruments is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of financial instruments is determined by reference to quoted market prices for the same financial instrument in an active market (Level 1). If Level 1 fair values are not available, the Company uses quoted prices for identical or similar instruments in markets which are non-active, inputs other than quoted prices that are observable and derived from or corroborated by observable market data such as quoted prices, interest rates, and yield curves (Level 2), or valuation techniques in which one or more significant inputs are unobservable (Level 3).

The following table discloses the Company’s financial assets and liabilities measured at fair value on a recurring basis:

			As of October 31, 2012
Description	Level 1	Level 2	Level 3	Total
Cash equivalents	$100	$-	$-	$100
Derivative assets (Note 6)	$-	$205	$-	$205
Derivative liabilities (Note 10(b))	$-	$874	$-	$874

			As of October 31, 2011
Description	Level 1	Level 2	Level 3	Total
Cash equivalents	$100	$-	$-	$100
Derivative assets (Note 6)	$-	$446	$11,409	$11,855
Derivative liabilities (Note 10(b))	$-	$575	$-	$575

The following table presents the changes in the Level 3 fair value category:

					Year ended October 31, 2012
	As of	Net Realized/ Unrealized Gains (Losses) included in		Purchases, Sales,	Transfers in	As of
Description	October 31 2011	Earnings	Other	Issuance and(Settlements), net	and/or out of Level 3	October 31 2012
Derivative assets (Note 6)	$11,409	$-	$(11,409)	$-	$-	$-

					Year ended October 31, 2011
	As of	Net Realized/ Unrealized Gains (Losses) included in		Purchases, Sales,	Transfers in	As of
Description	October 31 2010	Earnings	Other	Issuance and (Settlements), net	and/or out of Level 3	October 31 2011
Derivative assets (Note 6)	$10,514	$-	$895	$-	$-	$11,409